China Gengsheng Minerals, Inc.
(OTCBB: CHGS)



Investor Presentation

February 2009

Providing mineral-based, heat-resistant, energy-efficient and environmentally friendly industrial materials for steel & oil industries worldwide.

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Investment Highlights

- Industrial solutions for China's steel modernization
- Efficiency-enhancing materials for oil E&Ps
- Potential growth in the emerging global solar space
- Bauxite (raw material) contract with Chinalco
- Govt stimulus packages gathering momentum
- Attractive stock valuation (2.3x 2009 EPS estimate*)



** Based on estimates by Roth, Brean Murray and Global Hunter Securities.*

Equity Snapshot



Stock Symbol:	CHGS (OTC BB)
RTO Date:	April 2007
Recent Stock Price:	$0.62 (as of 2/12/2009)
Shares Outstanding:	24M
Market Capitalization:	$15M
Avg. Trading Volume:	16K
Insider Ownership:	70.3%
Fiscal Year End:	December 31
3Q/08 EPS (diluted):	$0.05 (3Q07 - $0.09)
9Mo./08 EPS (diluted):	$0.19 (9Mo/07 - $0.23)
P/E (2009 consensus):	2.3x

Gengsheng Overview
(OTCBB: CHGS)

耕生
gengsheng



Leading Chinese Refractory Maker

- Over 23 years of operating history
- Leading player in a fragmented market: 1.2% market share *

4 Mineral-Based Industrial Products

- Refractories (steel factories)
- Ceramics (chemical, petro, and electronics industries)
- Proppants (oil and gas E&Ps)
- Abrasives (solar, semi manufacturers)

A-List Customers Around the World

- Top Chinese steel makers incl. Baosteel & Angang
- Chinese oil majors (PetroChina, Sinopec and CNOOC)
- Foreign customers include ArcelorMittal
- A total of about 200 customers in 12 countries incl. China

A Culture of Innovation

- Mgmt has over 20 years of industry experience
- R&D team of 54
- Over 50 new products; won 9 national and provincial awards
- 4 patents in castables & ceramics

** Source: Management estimate*

Signs of Bottoming:
China's Steel Industry

gengsheng

- Chinese gov't stimulus package: $585B (could go up to $1.2T)*
- Constructing $500M of public housing in Shaanxi and Shanghai**
- 3 new railway lines in Shandong Province**
- Iron ore prices rose 28% since October 2008***
- Hot-rolled steel prices rose 40% since November 2008***



Tons millions
'01-'07 China Steel Output CAGR 21.7%
50
40
30
20
10
0
97
98
99
00
01
02
03
04
05
06
07
monthly steel production

* *Bloomberg News; **People's Daily; ***Bloomberg*

Beneficiary of Steel Modernization: China's Refractory Market





- Chinese refractory market is estimated to be over $14B in 2008, with monolithics at $5B*
- High-grade refractories are increasingly energy-efficient and environmentally friendly
- Govt mandate: consolidation, energy-saving, and closing of old mills around China

Source: Chinese Bureau of Statistics; company's internal estimate

What is Refractory?

ASTM C 71-01 definition of refractory: Nonmetallic materials having those chemical and physical properties that make them applicable for structures, or as components of systems, that are exposed to temperature of above 1000° F (538°C).



- Refractory can withstand high temperatures and are used during heavy industrial production processes

- In steel mills, refractory products are used as linings in hot ovens, where molten iron and steel are refined and transferred between vessels

- High-grade refractories are customized with targeted performances to ensure durability and safety and to minimize heat and mass transfer losses

What is Monolithic Refractory ?

A refractory which may be installed *in situ*, without joints to form an integral structure



Brick



Monolithic

Advantages

- Lower overall energy consumption
- Higher installation efficiency and reduced installation costs
- Higher safety due to joint-free structure
- Reduced material consumption
- More adaptable to complicated configurations

Competition

- Most Chinese manufacturers, like Gengsheng, began in the 1980s as Town & Village-owned Enterprises (TVEs)





- There are currently 2,000 different manufacturers of industrial refractories in China, constituting a very fragmented market
- Most Chinese refractory manufacturers are based in or near resource-rich provinces (e.g., Henan, Shanxi, Liaoning, Shandong, Hebei, etc.)

Peer Comparisons

Company	Mkt Share in China	Strengths	Weaknesses
China Gengsheng	1.2%	Monolithics; R&D (reheat furnaces, ladles, etc.)	Relatively smaller product mix (esp. in shaped refractories)
Henan Puyang Refractories	1.5%	Shaped refractories & exports (esp. Eastern Europe)	Not enough specialty and value-added monolithic products
Beijing Lier Refractories	0.9%	Monolithic	Not enough R&D
Wuhan Ruisheng Specialty Refractory Materials	0.5%	Marketing	Lack of scale; not enough R&D

Source: Management estimates

Advantage:
Customers Needing New Steel Mills

耕生 gengsheng

Top 5 Customers of Gengsheng	% of '07 Rev.*
Rizhao Steel Co.	16%
Jiuquan Iron & Steel Co.	9%
Yangtze Iron & Steel Co.	6%
Heilongjiang Jianlong Steel	4%
Ispat Group in India	4%
Total	**39%**

Customers include the Top Three Chinese Steel Makers (By Output)

1. BAOSTEEL
2. 唐钢集团 TANGSTEEL GROUP
3. 鞍山钢铁集团公司 Anshan Iron and Steel Group Corporation

Source: Management estimates, based on existing contracts

Advantage:
Full-Service Programs

Launched in 2004, Gengsheng's full-service programs now contributes over 50% to total sales*



- Only 20% of refractory makers in China are capable of providing "full services" to steel manufacturers
- CHGS oversees installation and maintenance of refractory on site
- Lowers overall costs for steel manufacturers
- Contracts typically last for 2 years; valued based on steel output; monthly revenue streams

2008 estimates

Advantage:
Industry Experts



Mr. Shunqing Zhang, CEO, President & Chairman

- Bought Gengsheng's predecessor for $1,250 in 1986
- Managed a local water utility in his 20's and a local coal mine in his 30's
- Ran the initial refractory manufacturing plant in the early 1990s

Mr. Huqing Xu, General Manager

- Business manager at Shougang Corp., one of China's top 10 steel makers, for over 10 yrs; ran the Latin American projects
- Extensive contacts in China's steel industry
- Most recently was the CEO of Hanxin Magnetic Materials Technology Co., Ltd. in Wuhan, Hubei Province

Dr. Kai Shi, Chief Engineer

- An authority figure in refractory technology
- Worked as vice president and chief engineer at Xinxiang Boma Refractories Co. in Henan
- Recipient of 2 patents and several national/local awards in refractory technology

Dr. Ningsheng Zhou, director & Senior Adviser

- Director of High Temp. Materials Institute at Henan Univ. of Sci. & Tech.
- Ph.D. in Metallurgy and Materials Eng. at University of Montreal, Canada
- Visiting scholar at Dolomitwerke GmbH Wuelfrath, Germany, focused on castables
- Senior researcher at Luoyang Institute from 1982-2004; R&D breakthrough in steel ladles
- Recipient of 7 national/local awards for achievements in monolithic refractories

New Product:
Fracture Proppant





- Fracture proppant is used to reach trapped pockets of oil and natural gas deposits, leading to higher yields from oil and natural gas wells
- The fracture proppant market in China is 500,000 tons strong, or about $300 million.* High-performance fracture proppant is in high demand
- In October 2007, Gengsheng was certified by PetroChina, Sinopec and CNOOC as a first-tier supplier of fracture proppants for their oil and gas-drilling operations

* *Source: Management estimates*


oil
oil
oil
oil
oil
oil

Fracture Proppant: Rising Export Opportunities

Contracts	Date Signed	Value	Delivery By
China's 3 Oil Majors (CNPC, CNOOC and Sinopec)	April – June 2008	$4M	End of 2008
A North American vendor	Dec. 2008	$3.5M	Feb. 2009
The same NA vendor	Feb. 2009	$1M	March 2009

New Product:
Precision Abrasives



- Launch of production delayed for funding reasons; aiming for Q2 2009; could be the next sweet spot of growth

- Precision abrasives are used to polish optical equipment, semiconductors and fine-metal surfaces, including solar equipment

- One contract signed with a Taiwanese vendor for 200-500 tons per month; planned annual capacity: 20K tons.

Precision Abrasives:

Awaiting Equipment Installation

耕生
gengsheng





Business Segments

Products	% of Sales*	Customers	Strategy	Annual Capacity (metric tons)
Refractory products	90.5%	Steel, cement, nonferrous metals industries, etc.	Sales + services; banking on steel industry changes	100K (mono) + 15K (shaped)
Industrial ceramics**	2.1%	Electric, chemical, electronic industries, etc.	Complements the growth in the steel industry	150,000 pieces
Fracture proppants	7.5%	Oil & gas industries	Chinese Oil Majors' surging E&P activity	60K***
Fine precision abrasives	N/A	Machinery, solar and optical equipment, etc.	High-margin product; targeting high-tech industry	20K planned

Source: Based on 3Q08 figures
**Includes abrasive balls and electronic ceramics; ***By end-1Q09*

Financial Highlights



- Solid top-line growth
- Robust growth in proppants
- Improving collections

Solid Revenue Growth



USD millions
40
35
30
25
20
15
10
5
0
18.9
2.2
22.2
3.9
27.5
4.5
39.7
8.3
FY04
FY05
FY06
FY07
Revenue
Pro Forma Net Income

Source: Company filings

Income Statement

	Nine Month Period		Three Month Period	
	Sept. 30, 2008 (unaudited)	Sept. 30, 2007 (unaudited)	Sept. 30, 2008 (unaudited)	Sept. 30, 2007 (unaudited)
Revenues	$ 36.8M	$ 28.8M	$ 12.9M	$ 10.3M
YoY growth	27.8%		25.1%	
Gross profit	13M	11.7M	4.1M	4.5M
YoY growth	11.1%		(9.5%)	
Income from operations	5.6M	6.1M	1.4M	2.6M
YoY growth	(8.2%)		(46.3%)	
Net income	4.7M	5.0M	1.2M	2.1M
YoY growth	(6%)		(44.0%)	
Diluted EPS	0.19	0.23	0.05	0.09

Margin Squeeze from High Raw Material Prices

	3Q 2008	3Q 2007	9 Mo 2008	9 Mo 2007
Gross Margin	31.7%	43.9%	35.5%	40.7%
Operating Margin	10.8%	25.2%	15.3%	21.1%
Net Margin	9.3%	20.7%	12.8%	17.2%

Idled bauxite plants near Beijing caused high prices in raw materials. CHGS recently signed a contract with Chinaloc's Gongyi division, which owns a local bauxite mine, ensuring 250K-300K tons per year.

Source: Company filings

Balance Sheet

	Sept. 30, 2008 (unaudited)	June 30, 2008 (unaudited)
Cash and cash equivalents	$ 0.6M	$ 1.0M
Receivables	32.7M	31.6M
PPE, net	10.2M	10.2M
Total current liabilities	21.5M	21.0M
Total stockholders' equity	43.9M	42.8M

Source: Company filings

Recent Short-Term Loans*

Bank	Loan Amount	Interest Rate	Maturity
Shanghai Pudong Development Bank	$1.5M	6.7%	April 2009
ICBC Zhengzhou City branch	$2.9M	6.1%	Dec. 2009

** New loans since October 2008; mgmt estimates cash on hand to be $3M as of Feb. 12, 2009*

Investment Highlights

- Industrial solutions for China's steel modernization
- Efficiency-enhancing materials for oil E&Ps
- Potential growth in the emerging global solar space
- Bauxite (raw material) contract with Chinalco
- Govt stimulus packages gathering momentum
- Attractive stock valuation (2.3x 2009 EPS estimate*)



** Based on estimates by Roth, Brean Murray and Global Hunter Securities.*

Thank you!



INVESTOR CONTACTS

- In China:
  China Gengsheng Minerals, Inc.
  Mr. Shuai Zheng
  Email: shuai298@126.com

- In the U.S.:
  Grayling
  Mr. Valentine Ding
  Phone: +646-284-9412
  Email: vding@hfgcg.com